SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) October 7, 2010

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION II	AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC	AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC
(as Originators of the American Express Credit Account Master Trust)
(Exact name of registrant as specified in its charter)
on behalf of
American Express Credit Account Master Trust

Delaware (State or Other Jurisdiction of Incorporation or Organization)	333-155765-02 (Commission File Number)	13-3854638 (I.R.S. Employer Identification Number)	Delaware (State or Other Jurisdiction of Incorporation or Organization)	333-155765 (Commission File Number)	20-0942395 (I.R.S. Employer Identification Number)	Delaware (State or Other Jurisdiction of Incorporation or Organization)	333-155765-01 (Commission File Number)	20-0942445 (I.R.S. Employer Identification Number)

200 Vesey Street, Room 138 Mail Stop 01-31-12 New York, New York 10285 (212) 640-2000	4315 South 2700 West, Room 1900 Mail Stop 02-01-50 Salt Lake City, Utah 84184 (801) 945-2550	4315 South 2700 West, Room 1900 Mail Stop 02-01-56 Salt Lake City, Utah 84184 (801) 945-2068
(Address, Including Zip Code, and Telephone Number,
Including Area Code, of each Registrant’s Principal Executive Offices)

N/A	N/A	N/A
(Former Name or Former Address, if	(Former Name or Former Address, if	(Former Name or Former Address, if
Changed Since Last Report)	Changed Since Last Report)	Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01
Item 9.01. Exhibits
SIGNATURES
EXHIBIT INDEX
EX-4.1
EX-4.2
EX-4.3

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	On October 7, 2010, the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006 and as further amended from time to time, among American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC, American Express Receivables Financing Corporation IV LLC, American Express Travel Related Services Company, Inc. and The Bank of New York Mellon, relating to the American Express Credit Account Master Trust, was amended by the Fourth Amendment to Pooling and Servicing Agreement. The amendment is attached hereto as Exhibit 4.1.

On October 7, 2010, the Receivables Purchase Agreement, dated as of April 16, 2004, between American Express Centurion Bank and American Express Receivables Financing Corporation III LLC, was amended by the Third Amendment to Receivables Purchase Agreement. The amendment is attached hereto as Exhibit 4.2.

On October 7, 2010, the Receivables Purchase Agreement, dated as of April 16, 2004, between American Express Bank, FSB and American Express Receivables Financing Corporation IV LLC, was amended by the Third Amendment to Receivables Purchase Agreement. The amendment is attached hereto as Exhibit 4.3.
Item 9.01. Exhibits.
The following are filed as Exhibits to this Report under Exhibit 4.

Exhibit 4.1	Fourth Amendment to Pooling and Servicing Agreement, dated as of October 7, 2010, amending the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006 and as further amended from time to time (incorporated herein by reference to Exhibit 4.1 to Registration No. 333-130508).

Exhibit 4.2	Third Amendment to Receivables Purchase Agreement, dated as of October 7, 2010, amending the Receivables Purchase Agreement, dated as of April 16, 2004 (incorporated herein by reference to Exhibit 4.4 to Registration No. 333-113579).

Exhibit 4.3	Third Amendment to Receivables Purchase Agreement, dated as of October 7, 2010, amending the Receivables Purchase Agreement, dated as of April 16, 2004 (incorporated herein by reference to Exhibit 4.5 to Registration No. 333-113579).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation II,
as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

By: Name:	/s/ Anderson Y. Lee Anderson Y. Lee
Title:	President

American Express Receivables Financing Corporation III LLC,
as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

By: Name:	/s/ Kevin L. Thompson Kevin L. Thompson
Title:	President

American Express Receivables Financing Corporation IV LLC,
as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

By: Name:	/s/ Denise D. Roberts Denise D. Roberts
Title:	President

EXHIBIT INDEX

Exhibit	Description

Exhibit 4.1	Fourth Amendment to Pooling and Servicing Agreement, dated as of October 7, 2010, amending the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006 and as further amended from time to time (incorporated herein by reference to Exhibit 4.1 to Registration No. 333-130508).

Exhibit 4.2	Third Amendment to Receivables Purchase Agreement, dated as of October 7, 2010, amending the Receivables Purchase Agreement, dated as of April 16, 2004 (incorporated herein by reference to Exhibit 4.4 to Registration No. 333-113579).

Exhibit 4.3	Third Amendment to Receivables Purchase Agreement, dated as of October 7, 2010, amending the Receivables Purchase Agreement, dated as of April 16, 2004 (incorporated herein by reference to Exhibit 4.5 to Registration No. 333-113579).